                                                                   EXHIBIT 99.15


DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
-----------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  OCEAN DEVELOPMENT CO.                      CASE NUMBER:  01-10972 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

  22-May-02                Summary Of Bank, Investment & Petty Cash Accounts                          Attachment 1
   3:57 PM                           Ocean Development Co.
Summary                             Case No: 01-10972 (EIK)                                              UNAUDITED
Ocean Development Co.              For Month Of April, 2002

                                          Balances
                               ------------------------------     Receipts &             Bank
                                   Opening          Closing       Disbursements          Statements      Account
Account                        As Of 4/01/02    As Of 4/30/02     Included               Included        Reconciled
-------                        -------------    -------------     --------               --------        ----------
Ocean Development Co.               0.00             0.00         No -                   No -            No -
City National Bank                                                Account                Account         Account
Account # - 1604832                                               Closed                 Closed          Closed

ODC Disbursements                   0.00             0.00         No -                   No -            No -
LaSalle Bank                                                      Account                Account         Account
Account # - 5800156167                                            Closed                 Closed          Closed

ODC Payroll                         0.00             0.00         No -                   No -            No -
LaSalle Bank                                                      Account                Account         Account
Account # - 5800156175                                            Closed                 Closed          Closed

Ocean Development Co.               0.00             0.00         No -                   Not A Bank      No -
Petty Cash                                                        No Activity            Account         No Activity

  22-May-02                       Receipts & Disbursements          Attachment 2
   3:58 PM                         Ocean Development Co.
Summary                           Case No: 01-10972 (EIK)
Ocean Development Co.             For Month Of April, 2002
Attach 2


               No Receipts Or Disbursements Due To All Accounts Closed

   22-May-02           Concentration & Investment Account Statements      Attachment 3
    3:59 PM                        Ocean Development Co.
Summary                           Case No: 01-10972 (EIK)
Ocean Development Co.             For Month Of April, 2002
Attach 3


                No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 22-MAY-02 13:32:11
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: APR-02

currency USD
Company=61 (ODC)
                                                     PTD-Actual
                                                     30-Apr-02
                                                 -----------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                 -----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                              0.00
                                                 -----------------
Total Operating Expenses                                      0.00

                                                 -----------------
Gross Profit                                                  0.00

SG&A Expenses
General and Admin Expenses                                9,636.14
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                 -----------------
Total SG&A Expenses                                       9,636.14

                                                 -----------------
EBITDA                                                   (9,636.14)

Depreciation                                                  0.00

                                                 -----------------
Operating Income                                         (9,636.14)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
                                                 -----------------
Total Other Expense/(Income)                                  0.00

                                                 -----------------
Net Pretax Income/(Loss)                                 (9,636.14)

Income Tax Expense                                            0.00

                                                 -----------------
Net Income/(Loss)                                        (9,636.14)
                                                 =================

AMCV US SET OF BOOKS                                             Date: 22-MAY-02 13:33:14
BALANCE SHEET - ATTACHMENT 5                                     Page:   1
Current Period: APR-02

currency USD
Company=61 (ODC)
                                                 YTD-Actual        YTD-Actual
                                                 30-Apr-02          22-Oct-01
                                             -----------------  ----------------
ASSETS

Cash and Equivalent                                       0.00        118,106.14

Restricted Cash                                           0.00              0.00

Accounts Receivable                                       0.00        151,000.00

Inventories                                               0.00              0.00

Prepaid Expenses                                          0.00          2,428.25

Other Current Assets                                      0.00         12,086.31

                                             -----------------  ----------------
Total Current Assets                                      0.00        283,620.70


Fixed Assets                                              0.00        475,030.49

Accumulated Depreciation                                  0.00       (200,064.63)

                                             -----------------  ----------------
Net Fixed Assets                                          0.00        274,965.86


Net Goodwill                                              0.00              0.00

Intercompany Due To/From                           (596,921.03)      (661,080.60)

Net Deferred Financing Fees                               0.00              0.00

Net Investment in Subsidiaries                            0.00              0.00

                                             -----------------  ----------------
Total Other Assets                                 (596,921.03)      (661,080.60)

                                             -----------------  ----------------
Total Assets                                       (596,921.03)      (102,494.04)
                                             =================  ================

AMCV US SET OF BOOKS                                             Date: 22-MAY-02 13:33:14
BALANCE SHEET - ATTACHMENT 5                                     Page:   2
Current Period: APR-02

currency USD
Company=61 (ODC)
                                                 YTD-Actual        YTD-Actual
                                                 30-Apr-02          22-Oct-01
                                             -----------------  ----------------
LIABILITIES

Accounts Payable                                          0.00          8,352.05

Accrued Liabilities                                       0.00          4,455.57

Deposits                                                  0.00              0.00

                                             -----------------  ----------------
Total Current Liabilities                                 0.00         12,807.62


Long Term Debt                                            0.00              0.00

Other Long Term Liabilities                               0.00              0.00

                                             -----------------  ----------------
Total Liabilities                                         0.00         12,807.62



Liabilities Subject to Compromise                    12,807.62              0.00


OWNER'S EQUITY

Common Stock                                              1.00              1.00

Add'l Paid In Capital                                    99.00             99.00

Current Net Income (Loss)                           (11,127.53)       (34,923.61)

Retained Earnings                                  (598,701.12)       (80,478.05)

                                             -----------------  ----------------
Total Owner's Equity                               (609,728.65)      (115,301.66)

                                             -----------------  ----------------
Total Liabilities & Equity                         (596,921.03)      (102,494.04)
                                             =================  ================

Ocean Development Co.               ATTACHMENT 6                   01-10972(JCA)
                      Summary List of Due To/Due From Accounts
                          For the Month Ended April 30, 2002


                                                           BEGINNING                                              ENDING
AFFILIATE NAME                           CASE NUMBER       BALANCE           DEBITS            CREDITS            BALANCE
American Classic Voyages Co.               01-10954    (206,379,952.56)           --                --      (206,379,952.56)
AMCV Cruise Operations, Inc.               01-10967      (1,549,602.47)     1,031.25         10,667.39        (1,559,238.61)
The Delta Queen Steamboat Co.              01-10970      (2,214,633.49)           --                --        (2,214,633.49)
Great Pacific NW Cruise Line, L.L.C.       01-10977      24,185,738.20            --                --        24,185,738.20
Cruise America Travel, Incorporated        01-10966         (15,996.19)           --                --           (15,996.19)
Cape Cod Light, L.L.C.                     01-10962      13,058,475.55            --                --        13,058,475.55
Cape May Light, L.L.C.                     01-10961      14,604,239.22            --                --        14,604,239.22
Project America, Inc.                      N/A             (121,769.93)           --                --          (121,769.93)
Oceanic Ship Co.                           N/A           16,588,600.15            --                --        16,588,600.15
Project America Ship I, Inc.               N/A           88,694,801.97            --                --        88,694,801.97
Project America Ship II, Inc.              N/A           53,705,913.72            --                --        53,705,913.72
Great Hawaiian Properties Corporation      01-10971        (780,707.24)           --                --          (780,707.24)
CAT II, Inc.                               01-10968        (362,391.82)           --                --          (362,391.82)
                                                       ---------------------------------------------------------------------
                                                           (587,284.89)     1,031.25         10,667.39          (596,921.03)
                                                       =====================================================================

                              Ocean Development Co.
                                 01-10972 (JCA)




                            Accounts Receivable Aging
                              As of April 30, 2002







                                  Attachment 7


                                 Not Applicable

                              Ocean Development Co.
                                 01-10972 (JCA)




                             Accounts Payable Detail
                              As of April 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: OCEAN DEVELOPMENT CO.                       CASE NUMBER:  01-10972 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.